Exhibit 99.7

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004 -NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004 -NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays . Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up - to-date. The Information contained herein is preliminary and is has been prepared solely for information purpose s. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the ass umptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as man ager, co -manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related deri vatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Document s") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained b y contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC2
Balance > $500K

1. Loan Purpose

                                                        % of Mortgage       Weighted   Weighted
                                                        Loan Pool by        Average    Average        Weighted
                        Number of       Aggregate       Aggregate            Gross     Remaining      Average
Loan                    Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Purpose                   Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
Purchase                       20         $11,346,327               56.53      5.494        331              82.49
Refinance - Cashout            14           8,161,312               40.66      5.757        331              79.69
Refinance - Rate Term           1             565,250                2.82      5.450        357              85.00
Total:                         35         $20,072,889              100.00      5.599        332              81.42



2. Occupancy

                                                        % of Mortgage       Weighted   Weighted
                                                        Loan Pool by        Average    Average        Weighted
                        Number of       Aggregate       Aggregate            Gross     Remaining      Average
                        Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Occupancy                 Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
Primary                        35         $20,072,889              100.00      5.599        332              81.42
Total:                         35         $20,072,889              100.00      5.599        332              81.42



3. Documentation Type

                                                        % of Mortgage       Weighted   Weighted
                                                        Loan Pool by        Average    Average        Weighted
                        Number of       Aggregate       Aggregate            Gross     Remaining      Average
Documentation           Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Type                      Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
Stated Documentation           19         $10,673,743               53.17      5.292        317              82.43
Full Documentation             16           9,399,146               46.83      5.949        349              80.28
Total:                         35         $20,072,889              100.00      5.599        332              81.42



4. Fico Distribution

                                                        % of Mortgage       Weighted   Weighted
                                                        Loan Pool by        Average    Average        Weighted
                        Number of       Aggregate       Aggregate            Gross     Remaining      Average
Documentation           Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Type                      Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
600 - 619                       1            $599,999                2.99      5.900        356              81.63
620 - 639                       6           3,794,160               18.90      6.323        357              78.82
640 - 659                       7           3,698,745               18.43      6.139        356              81.85
660 - 679                       6           3,546,905               17.67      5.647        326              80.77
680 - 699                       5           2,716,240               13.53      5.769        332              81.92
700 - 719                       1             637,371                3.18      4.625        295              85.00
720 - 739                       3           1,697,442                8.46      4.666        295              84.46
740 - 759                       2           1,051,996                5.24      4.375        295              77.51
760 >=                          4           2,330,030               11.61      4.716        309              83.90
Total:                         35         $20,072,889              100.00      5.599        332              81.42
Minimum: 604
Maximum: 794
Weighted Average: 682.2



5. Combined Original Loan-to-Value Ratio (%)

                                                        % of Mortgage       Weighted   Weighted
Combined                                                Loan Pool by        Average    Average        Weighted
Original                Number of       Aggregate       Aggregate            Gross     Remaining      Average
Loan-to-Value           Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Ratio (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
60.01 - 70.00                   1            $524,996                2.62      4.625        295              70.00
70.01 - 80.00                  19          10,977,364               54.69      5.925        341              78.87
80.01 - 90.00                  15           8,570,528               42.70      5.243        323              85.39
Total:                         35         $20,072,889              100.00      5.599        332              81.42
Minimum: 70.00
Maximum: 90.00
Weighted Average by Orig nal Balance       81.42
Weighted Average by Curr nt Balance:      81.42



6. Geographical Distribution

                                                        % of Mortgage       Weighted   Weighted
                                                        Loan Pool by        Average    Average        Weighted
                        Number of       Aggregate       Aggregate            Gross     Remaining      Average
Geographical                            Mortgage        Cut-off Date        Cut-off DatInterest         Term
Distribution              Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
California                     25         $14,140,802               70.45      5.643        334              81.32
Colorado                        1             550,000                2.74      4.625        295              83.33
Georgia                         1             510,399                2.54      6.250        357              80.00
Hawaii                          2           1,191,642                5.94      5.662        328              82.32
Massachusetts                   1             522,240                2.60      5.250        357              80.00
Montana                         1             749,593                3.73      6.500        357              78.95
Nevada                          1             649,363                3.24      4.650        295              85.00
North Carolina                  1             565,250                2.82      5.450        357              85.00
Oregon                          1             584,000                2.91      5.625        297              80.00
Texas                           1             609,600                3.04      5.125        297              80.00
Total:                         35         $20,072,889              100.00      5.599        332              81.42
Number of States Represe ted: 10



7. Range of Gross Interest Rates (%)

                                                        % of Mortgage       Weighted   Weighted
Range of                                                Loan Pool by        Average    Average        Weighted
Gross                   Number of       Aggregate       Aggregate            Gross     Remaining      Average
Interest                Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Rates (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
4.000% - 4.999%                 9          $5,204,919               25.93      4.542        295              83.31
5.000% - 5.999%                13           7,310,200               36.42      5.537        332              80.69
6.000% - 6.999%                13           7,557,770               37.65      6.388        356              80.83
Total:                         35         $20,072,889              100.00      5.599        332              81.42
Minimum: 4.125%
Maximum: 6.990%
Weighted Average: 5.599%



8. Original Prepayment Penalty Term (months)

                                                        % of Mortgage       Weighted   Weighted
Original                                                Loan Pool by        Average    Average        Weighted
Prepayment              Number of       Aggregate       Aggregate            Gross     Remaining      Average
Penalty                 Mortgage      Cut-off Date      Cut-off Date        Interest     Term
Term (months)             Loans     Principal Balance   Principal Balance     Rate     (months)   Original LTV (%)
---------------------   ---------   -----------------   -----------------   --------   --------   ----------------
                    0          20         $11,770,777               58.64      5.239        314              81.64
                   24          15           8,302,112               41.36      6.110        356              81.11
Total:                         35         $20,072,889              100.00      5.599        332              81.42
Non-Zero Minimum: 24
Maximum: 24
Non-Zero Weighted Averag   : 24